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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 14, 2000



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 6, 2000
                                                ------------------------------

                     UNITED AMERICAN HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Michigan                  000-18839                38-2526913
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 (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


1155 Brewery Park Boulevard, Suite 200, Detroit, Michigan         48207
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (313) 393-0200
                                                  ----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.

         On January 6, 2000, United American Healthcare Corporation (the "Company") publicly announced a strategic partnership, subject to state regulatory approval, with The Detroit Medical Center ("DMC") and the Company's managed health maintenance organization, Michigan Health Maintenance Organization Plans, Inc., d/b/a OmniCare Health Plan, in Michigan ("OmniCare-MI"). The announcement was made jointly by Gregory H. Moses, Jr., President and Chief Executive Officer of both the Company and OmniCare-MI, and Dr. Arthur T. Porter, President and Chief Executive Officer of DMC.

         The announcement disclosed new and proposed affiliations among the Company, OmniCare-MI and DMC, intended to strengthen their respective core businesses and improve the quality of care and services for their patients and members. The DMC is the largest health care provider system in southeastern Michigan, operating seven hospitals, two nursing centers and more than 100 primary care practices. The DMC has approximately 3,000 affiliated physicians and serves as the teaching and clinical research site for the Wayne State University Medical School.

         In the strategic partnership's first phase, the approximately 31,000 members of DMC's Medicaid managed care program ("DMC Clinic Plan") will be transferred to OmniCare-MI; and DMC's seven hospitals and approximately 3,000 affiliated physicians will serve as a preferred provider network for OmniCare-MI. In addition, it was announced that DMC and OmniCare-MI will develop a joint marketing campaign designed to increase OmniCare-MI's membership and DMC's facility utilization rate.

         The proposed affiliations were the subject of a binding letter of intent dated December 20, 1999 among the Company, OmniCare-MI, DMC and DMC Clinic Plan, subject to state regulatory approval and to developing and entering a definitive agreement. The parties jointly announced their intent to pursue state regulatory approval immediately.


Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1  Press release dated January 6, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2000           UNITED AMERICAN HEALTHCARE CORPORATION


                                   By:  /s/ Gregory H. Moses, Jr.
                                   ----------------------------------------
                                       Gregory H. Moses, Jr.
                                       President and Chief Executive Officer











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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Press release of The Detroit Medical Center, OmniCare
                    Health Plan of Michigan, and United American Healthcare
                    Corporation dated January 6, 2000.